Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Trident Microsystems, Inc., et al.[1]	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: April 2012

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes

Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	No	Not required per agreement with UST.

Schedule of Professional Fees Paid	MOR-1b	Yes

Copies of bank statements		Yes	Cash balance detail attached per agreement with UST.

Cash disbursements journals		Yes	Summary document only

Statement of Operations	MOR-2	Yes

Balance Sheet	MOR-3	Yes

Status of Postpetition Taxes	MOR-4	No		Yes

Copies of IRS Form 6123 or payment receipt		No		Yes

Copies of tax returns filed during reporting period		No		Yes

Summary of Unpaid Post-petition Debts	MOR-4	Yes

Listing of aged accounts payable	MOR-4	Yes	Summary document only

Accounts Receivable Reconciliation and Aging	MOR-5	Yes	Summary document only

Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Andrew Hinkelman	May 31, 2012
Signature of Authorized Individual*	Date

Andrew Hinkelman	Interim Chief Executive Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
[1]

The Debtors are the following two entities (the last four digits of their respective taxpayer ID numbers, if any, follow in parentheses): Trident Microsystems, Inc. (6584) and Trident Microsystems (Far East) Ltd.

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: April 2012

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

The companies cash reporting systems are based on the calendar week. As a result, cash receipts and disbursements for the period ended April 30, 2012 include activity through week ended April 29, 2012.

TMI - United States	Actuals 4/2/2012 - 4/29/2012	Budget 4/2/2012 - 4/29/2012	Variance 4/2/2012 - 4/29/2012	Actuals Case to Date
Beginning Cash Balance	$1,260,252	$1,600,000	$(339,748)	$977,445

Inflows
Trade Receivable	$405,979	$—	$405,979	$1,488,498
TSA Reimbursements	—	—	—	—
STB Sale Proceeds	—	—	—	—
Other Inflows	79,645	—	79,645	200,845

Total Inflows	$485,624	$—	$485,624	$1,689,343

Outflows
Payroll	$(2,297,256)	$(2,206,054)	$(91,202)	$(9,037,242)
Severance	—	(78,514)	78,514	—
Rent	(126,429)	—	(126,429)	(704,486)
Accounts Payable	(270,500)	—	(270,500)	(1,084,000)
Professional Fees	(259,956)	(463,259)	203,304	(644,554)
Other Expenses	(395,968)	(1,019,532)	623,565	(3,227,397)
Interest Pmt & Capital Charge	—	—	—	—

Total Outflows	$(3,350,108)	$(3,767,360)	$417,251	$(14,697,679)

Restructuring Outflows
Professional and Advisory Fees	$(3,547,259)	$(1,700,000)	$(1,847,259)	$(3,620,599)

Total Outflows	$(3,547,259)	$(1,700,000)	$(1,847,259)	$(3,620,599)

IC Transfers / Adjustments	$5,500,000	$5,467,360	$32,640	$16,000,000

Net Change in Cash	(911,743)	—	(911,743)	(628,936)

Ending Cash Balance	$348,509	$1,600,000	$(1,251,491)	$348,509

2

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: April 2012

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

TMFE - Cayman Islands	Actuals 4/2/2012 - 4/29/2012	Budget 4/2/2012 - 4/29/2012	Variance 4/2/2012 - 4/29/2012	Actuals Case to Date
Beginning Cash Balance	$5,301,211	$10,306,930	$(5,005,718)	$14,659,170

Inflows
Trade Receivable	$—	$—	$—	$—
TSA Reimbursements	—	7,850,215	(7,850,215)	—
STB Sale Proceeds	54,233,148	59,412,411	(5,179,263)	54,233,148
Other Inflows	2,305,252	—	2,305,252	12,309,304

Total Inflows	$56,538,399	$67,262,626	$(10,724,227)	$66,542,452

Outflows
Accounts Payable	$(2,891,702)	$(19,693,639)	$16,801,937	$(46,287,302)
Other Expenses	(65,902)	—	(65,902)	(81,137)
Interest Pmt & Capital Charge	—	—	—	—

Total Outflows	$(2,957,604)	$(19,693,639)	$16,736,035	$(46,368,438)

Restructuring Outflows
Professional and Advisory Fees	$(605,261)	$—	$(605,261)	$(675,948)

Total Outflows	$(605,261)	$—	$(605,261)	$(675,948)

IC Transfers / Adjustments[1]	$3,692,735	$2,091,243	$1,601,492	$27,812,245

Net Change in Cash	56,668,269	49,660,230	7,008,038	47,310,310

Ending Cash Balance	$61,969,480	$59,967,160	$2,002,320	$61,969,480

PERIOD DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

	TMFE	TMI	TOTAL
Total Disbursements For Calculating U.S. Trustee Quarterly Fees	$2,957,604	$3,350,108	$6,307,712
Less: Transfers To Debtor In Possession Accounts	—	—	—
Plus: Transfers To Non-Debtor Subsidiaries	903,462	—	903,462
Plus: Estate Disbursements Made By Outside Sources	—	—	—

Total Disbursements For Calculating U.S. Trustee Quarterly Fees	$3,861,066	$3,350,108	$7,211,174

[1]	Note cumulative amount represents gross transfers out of $903,462 offset by transfers into TMFE of $4,596,197.

3

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: April 2012

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

				Check/Wire		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

Kurtzman Carson Consultants LLC		$60,139.12	TMI	71617	4/19/2012	$25,912.50	$34,226.62	$25,912.50	$34,226.62

DLA Piper[1]	1/4/12 - 2/29/12	$1,683,717.78	TMI	8942	4/20/2012	$1,383,771.56	$109,033.71	$1,383,771.56	$109,033.71

Union Square Advisors[1]	Sale Fee	$1,560,904.60	TMI	8944	4/20/2012	$1,350,000.00	$60,904.60	$1,350,000.00	$60,904.60

PriceWaterhouseCoopers	2/1/12 - 2/29/12	$187,611.86	TMI	71644	4/25/2012	$185,534.40	$2,077.46	$258,046.40	$2,905.91

FTI Consulting, Inc.	1/1/12 - 1/31/12	$395,798.07	TMI	8962	4/27/2012	$366,037.00	$29,761.07	$366,037.00	$29,761.07

Maples and Calder[1]	1/4/12 - 3/31/12	$591,112.70	TMFE	5703583 & 5848735	4/10/2012 & 4/27/2012	$456,938.26	$34,174.44	$456,938.26	$34,174.44

Zolfo Cooper	1/4/12 - 1/31/12	$114,148.75	TMFE	5848786	4/27/2012	$114,148.75	$—	$170,411.25	$3,375.75

[1]	Note amount of fees paid is net of retainer.

4	MOR-1

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: April 2012

SCHEDULE OF CASH ACCOUNT BALANCES1

Company	Bank Name	Bank Account #	Book Balance (USD)
Trident Microsystems, Inc.	Bank of America	xxxxxxx-xxx5067	$—
Trident Microsystems, Inc.	California Bank & Trust MP	xxx-xxx5089	15,457
Trident Microsystems, Inc.	California Bank & Trust Checking	xxx-xxxx8271	641,281
Trident Microsystems, Inc.	California Bank & Trust (payroll)	xxx-xxxx8270	(325,012)
Trident Microsystems, Inc.	E-Trade	xxxx-2507	16,783

Total			$348,509

Company	Bank Name	Bank Account #	Book Balance (USD)
Trident Microsystems (Far East), Ltd.	Bank of America	xxxx-xxxxx-028	$—
Trident Microsystems (Far East), Ltd.	Bank of America	xxxx-xxxxx-010	—
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-036	—
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-044	1,101,680
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-052	5,025
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-060	118,158
Trident Microsystems (Far East), Ltd.	California Bank & Trust - Checkling AC	xxx-xxxx3970	96,080
Trident Microsystems (Far East), Ltd.	California Bank & Trust - Money Plus	xxx-xxx3709	60,648,537
Trident Microsystems (Far East), Ltd.	Bank of America	xxxxxxx-xxx5059	—

Total			$61,969,480

[1]	Schedule reflects book balance at each Debtor as of April 29, 2012.

BANK RECONCILIATIONS

Bank reconciliations have been prepared for each account listed above.

/s/ Andrew Hinkelman	May 31, 2012
Andrew Hinkelman	Date
Interim Chief Executive Officer

5	MOR-1

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: April 2012

STATEMENT OF OPERATIONS

	TMFE		TMI
		Cumulative Filing		Cumulative Filing
	April 2012	to Date	April 2012	to Date

Gross Revenue
Third Party	$230,556	$1,055,556	$314,170	$1,421,867
Affiliates	10,569,786	44,075,339	6,292,545	21,863,459

Net Revenues	$10,800,342	$45,130,896	$6,606,715	$23,285,326

Cost of Revenues
Third Party through TMHK	$6,397,594	$33,223,445	$449,401	$2,268,092
Affiliates	16,232,953	48,823,520	—	—

Total Cost of Revenues	$22,630,547	$82,046,965	$449,401	$2,268,092

Gross Profit	$(11,830,205)	$(36,916,069)	$6,157,314	$21,017,233

Research and development expenses	$1,570,238	$7,541,284	$1,247,707	$8,275,015
Selling, general and administrative expenses	(33,151)	323,757	3,507,409	8,170,034
Insider Compensation*	—	—	421,649	706,883
Restructuring Charges	—	—	—	(21,000)

Total operating expenses	1,537,087	7,865,040	5,176,765	17,130,932

Income (loss) from operations	$(13,367,292)	$(44,781,109)	$980,549	$3,886,301

Gain (loss) on acquisition/sale	$4,910,695	$4,910,695	$1,212,975	$1,212,975
Interest and other income (expense), net (see detail)	(134,881)	(349,502)	(1)	(2,054)

Income (loss) before income taxes	$(8,591,478)	$(40,219,916)	$2,193,523	$5,097,222

Provision for (benefit from) income taxes	—	129	250	(10,981)

Net Income (Loss) Before Reorganization Items	$(8,591,478)	$(40,220,045)	$2,193,273	$5,108,203

REORGANIZATION ITEMS
Professional Fees	$159,421	$882,124	$1,585,370	$6,826,539
U.S. Trustee Quarterly Fees	—	—	13,000	13,000
Interest Earned on Accumulated Cash from Chapter 11
(see continuation sheet)	—	—	—	—
Gain (Loss) from Sale of Equipment	—	—	—	—
Other Reorganization Expenses (see detail)	2,915	44,188	—	—

Total Reorganization Expenses	$162,336	$926,312	$1,598,370	$6,839,539

Net Profit (Loss)	$(8,753,814)	$(41,146,357)	$594,903	$(1,731,336)

BREAKDOWN OF “OTHER” CATEGORIES
Interest and other income (expense), net
Realized Forex Gain/Loss	$(113)	$(33,023)	$—	$—
Unrealized Forex Gain/Loss	(3,009)	(125,623)	—	—
Other Income	(107,271)	31,388	—	(2,047)
Interest Expenses	-29,426	(270,182)	—	—
Currency Remeasurement Adj.	—	41,490		—
Interest Earned	4,937	6,448	(1)	(7)

Total	$(134,881)	$(349,503)	$(1)	$(2,054)

*	Does not include payments made to insiders on account of trade payables. “Insider” is defined in 11 U.S.C. Section 101(31).

6	MOR-1

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: April 2012

BALANCE SHEET

	TMFE		TMI
	Book Value at April	Book Value on	Book Value at April	Book Value on
	2012	Petition Date	2012	Petition Date

ASSETS
Current assets
Cash and cash equivalents	$64,876,935	$14,033,731	$360,238	$1,254,662
Accounts receivable, net	4,471,949	1,000,000	428,326	1,314,661
Accounts receivable from related parties	11,782,950	1,996,988	234,787	234,787
Inventory	2,540,115	11,433,394	—	—
Note receivable from related party	—	20,884,003	—	—
Prepaid expenses and other current assets (see detail)	8,990,223	6,541,527	885,828	1,551,933

Total current assets	$92,662,172	$55,889,643	$1,909,179	$4,356,043

Property and equipment, net	$311,350	$391,732	$1,824,035	$2,327,797
Intangible Assets, net	18,809,445	43,913,014	—	—
Long-term Related Party Receivable	9,047,305	—	—	—
Affiliates Receivable	35,728,038	43,295,725	102,782,783	95,861,080
Other Non-current Assets (see detail)	63,387,866	73,815,092	198,400,058	198,408,481

Total Assets	$219,946,176	$217,305,206	$304,916,055	$300,953,401

LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable	$2,375,615	$—	$1,043,930	$—
Taxes Payable	333,362	—	—	—
Wages Payable	—	—	—	—
Notes Payable	—	—	—	—
Rent/Leases – Building/Equipment	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—
Professional Fees	—	—	—	—
Affiliates Payable	41,291,126	—	1,599,532	—
Amounts Due to Insiders*	2,415,968	—	—	—
Other Post-petition Liabilities (see detail)	35,273,592	—	6,326,022	—

TOTAL POST-PETITION LIABILITIES	$81,689,663	$—	$8,969,484	$—

LIABILITIES SUBJECT TO COMPROMISE
(Pre-Petition)
Secured Debt	$—	$—	$—	$—
Priority Debt	2,822,983	—	24,587,377	24,009,745
Unsecured Debt	143,634,486	184,359,805	9,099,961	13,324,750

TOTAL PRE-PETITION LIABILITIES	$146,457,468	$184,359,805	$33,687,338	$37,334,495

TOTAL LIABILITIES	$228,147,132	$184,359,805	$42,656,822	$37,334,495

OWNER EQUITY
Capital Stock	$1,282	$1,282	$(198,085)	$(197,998)
Additional Paid-In Capital	171,714,557	171,714,557	357,120,822	356,755,746
Retained Earnings – Pre-Petition	(138,770,438)	(138,770,438)	(92,938,842)	(92,938,842)
Retained Earnings – Post-petition	(41,146,357)	—	(1,724,662)	—

NET OWNER EQUITY	(8,200,956)	32,945,401	262,259,233	263,618,906

TOTAL LIABILITIES AND OWNERS EQUITY	$219,946,176	$217,305,206	$304,916,055	$300,953,401

*	“Insider” is defined in 11 U.S.C. Section 101(31).

7	MOR-1

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: April 2012

BALANCE SHEET

	TMFE		TMI
	Book Value at April	Book Value on	Book Value at April	Book Value on
	2012	Petition Date	2012	Petition Date

BREAKDOWN OF “OTHER” CATEGORIES

PREPAID EXPENSES AND OTHER CURRENT ASSETS
Deferred Tax Asset	$—	$—	$301,133 $	301,133
Prepaid Income Taxes	—	—	(1,910,771)	(1,910,771)
Other Prepaid & Receivables	5,723,013	3,673,512	2,495,465	3,161,571
VAT Receivable	3,267,210	2,868,014	—	—

Total	$8,990,223	$6,541,527	$885,828 $	1,551,933

OTHER NON-CURRENT ASSETS
Deferred Taxes Non-Current	$—	$—	$(2,629,465)	$(2,629,465)
Other Deferred Charges	2	2	—	—
Long Term Equity Investments	807,259	807,259	—	—
Investment in Subsidiaries	55,342,382	55,342,382	200,504,592	200,504,592
Other Non-Current Assets	7,238,223	17,665,449	524,931	533,355

Total	$63,387,866	$73,815,092	$198,400,058	$198,408,481

OTHER POSTPETITION LIABILITIES
Accrued Employee Expense	$—	$—	$107,146 $	—
Customer Prepaid	2,388,889	—	—	—
Accrued NRE	2,254,790	—	—	—
Accrued Royalties	893,989	—	—	—
Other Accrued Expenses	12,274,892	—	6,218,876	—
Other Liabilities	11,237	—	—	—
Deferred Margin	17,449,794	—	—	—

Total	$35,273,592	$—	$6,326,022 $	—

8	MOR-1

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: April 2012

STATUS OF POSTPETITION TAXES

I hereby certify that: (1) all state and federal postpetition taxes and estimates due and owing for the period of April 2012 for Trident Microsystems, Inc. and Trident Microsystems (Far East) Ltd. have been paid, (2) all state and federal tax returns for the period of April 2012 have been duly completed and submitted on behalf of Trident Microsystems, Inc. and Trident Microsystems (Far East) Ltd. or (3) to the extent that any payments have not been made or tax returns have not been submitted an extension has been obtained from the appropriate state or federal agency.

/s/ Andrew Hinkelman	May 31, 2012
Andrew Hinkelman	Date
Interim Chief Executive Officer

SUMMARY OF UNPAID POSTPETITION DEBTS

	Number of Days Past Due
Trident Microsystems, Inc. (TMI)	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$819,585	$85,821	$138,424	$101	$—	$1,043,930
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Affiliates Payable	454,547	582,604	222,010	340,371	—	1,599,532
Amounts Due to Insiders*	—	—	—	—	—	—
Other Accrued Payable	6,326,022	—	—	—	—	6,326,022

Total Postpetition Debts	$7,600,154	$668,424	$360,434	$340,472	$—	$8,969,484

	Number of Days Past Due
Trident Microsystems (Far East), Ltd.	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$2,005,603	$343,973	$26,039	$—	$—	$2,375,615
Wages Payable	—	—	—	—	—	—
Taxes Payable	108,430	78,962	145,970	—	—	333,362
Rent/Leases-Building	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Affiliates Payable	12,938,398	9,346,901	9,775,860	2,259,955	—	34,321,114
Amounts Due to Insiders*	283,217	1,814,991	317,759	—	—	2,415,967
Other Accrued Payable	26,894,555	1,840,111	6,257,137	281,789	—	35,273,592

Total Postpetition Debts	$42,230,203	$13,424,938	$16,522,766	$2,541,743	$—	$74,719,650

Explain how and when the Debtor intends to pay any past-due postpetition debts:

The past-due balance for taxes payable at TMFE remains unpaid pending completion of a German VAT audit.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

9	MOR-1

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: April 2012

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	TMI	TMFE
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$933,275	$14,014,155
+ Amounts billed during the period	6,606,715	10,800,342
- Amounts collected during the period	6,864,976	8,559,598

Total Accounts Receivable at the end of the reporting period	$675,014	$16,254,899

Accounts Receivable Aging
0 - 30 days old	$409,373	$16,254,899
31 -60 days old	90,260	—
61 - 90 days old	10,661	—
91+ days old	164,720	—

Total Accounts Receivable	$675,014	$16,254,899
Amount considered uncollectible (Bad Debt)	—	—

Accounts Receivable (Net)	$675,014	$16,254,899

DEBTOR QUESTIONNAIRE

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

1. Pursuant to the court order entered on March 9, 2012, the Debtors and certain non-debtor subsidiaries sold certain of its assets related to its set top box business to Entropic Communications, Inc.

10	MOR-1